INCOME TAXES	12 Months Ended
Dec. 31, 2020
INCOME TAXES
INCOME TAXES

NOTE 13 – INCOME TAXES

a.   Israeli taxation:

1)   Corporate tax rates in Israel

The tax rate relevant to corporates in Israel in the years 2018 and thereafter is 23%.

2)   Measurement of taxable income in U.S. dollars

The Company has elected, starting in the 2016 tax year, to measure its taxable income and file its tax return under the Israeli Income Tax Regulations (Principles Regarding the Management of Books of Account of Foreign Invested Companies and Certain Partnerships and the Determination of Their Taxable Income), 1986. Accordingly, results for tax purposes are measured in terms of earnings in dollars.

3)	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the "Investment Law")

Approved enterprise and benefited enterprise

Most of the production facilities of the Company have been granted “Approved Enterprise” and“Benefited Enterprise” status under Investment Law. The Company is a “Foreign Investors’ Company” as defined by the Investment Law, which means it is entitled to tax benefits for taxable income arising from its Approved and Benefited status.

Since its incorporation, the Company incurred significant losses and therefore it did not start benefiting from such status. To be eligible for these tax benefits, one must continue to meet certain conditions stipulated in the Investment Law and its regulations and the criteria set out in the specific certificate of approval. The only material condition applicable to the Company is to meet a minimum threshold (25%) of export sales (i.e., sales outside of Israel). In the event the Company is considered as having failed to comply with these conditions, in whole or in part, the eligibility for the benefits may be canceled and the Company may be required to refund the relevant amount, including inflation adjustments and interest. However, since the Company had accumulated carryforward tax losses of approximately $123 million as of December 31, 2020 (see section d. below), it did not benefit from such tax benefits and does not expect to benefit from such tax benefits in the foreseeable future. Once the Company utilizes all of its accumulated tax losses, it expects to derive tax benefits in Israel relating to its Approved and Benefited Enterprise programs for which it is eligible.

A company having an Approved or Benefited Enterprise, like the Company, that distributes a dividend from income that was tax exempt, will be required in the tax year of the dividend distribution to pay corporate tax on the amount of the dividend distributed (including the corporate tax required as a result of the distribution) at the corporate tax rate that would have been applicable to it in the year the income was generated if it had not been exempt from tax.

4)	Tax benefits under the law for the Encouragement of Industry (Taxes), 1969 (the "Encouragement Law"):

The Encouragement Law provides several tax benefits for industrial companies. An industrial company is defined as a company resident in Israel, that at least 90% of the income of which in a given tax year exclusive of income from specified government loans, capital gains, interest and dividends, is derived from an industrial enterprise owned by it. An industrial enterprise is defined as an enterprise whose major activity in a given tax year is industrial production activity.

Management believes that the Company is currently qualified as an "industrial company" under the Encouragement Law and, as such, is entitled to tax benefits, including: (i) deduction of purchase of know-how and patents and/or right to use a patent over an eight-year period; (ii) the right to elect, under specified conditions, to file a consolidated tax return with other related Israeli Industrial Companies; and (iii) expenses related to a public offering on the TASE and on recognized stock markets outside of Israel, such as Nasdaq, are deductible in equal amounts over three years.

Eligibility for benefits under the Encouragement Law is not subject to receipt of prior approval from any governmental authority. No assurance can be given that the Israel Tax Authority will agree that the Company qualifies and will continue to qualify as an industrial company, or that the benefits described above will be available to the Company in the future.

b.    Taxation of Non-Israeli subsidiaries

Subsidiaries incorporated outside of Israel are assessed for tax under the tax in their countries of residence. The primary tax rates applicable to the non-Israeli subsidiaries in the Group are:

(1)	U.S. – federal corporate tax rate of 21% during 2018 and thereafter.
(2)

The Netherlands – corporate tax rate of 20% during 2018  on the first Euro 200,000 of taxable income and 25% for taxable income exceeding Euro 200,000; corporate tax rate of 19% during 2019 on the first Euro 200,000 of taxable income and 25% for taxable income exceeding Euro 200,000; corporate tax rate of 16.5% during 2020 on the first Euro 200,000 of taxable income and 25% for taxable income exceeding Euro 200,000; and corporate tax rate of 15% during 2021 on the first Euro 245,000 of taxable income and 25% for taxable income exceeding Euro 245,000.

(3)	Japan – tax rate of 23.2% during 2018 and thereafter.

c.    Tax expenses in the statements of operations mainly refer to operations of the subsidiaries in the U.S., the Netherlands and Japan  (which was liquidated in 2020). The Company does not pay taxes in Israel, as it has tax losses carryforward to future years. No deferred tax asset was recognized in respect of those carryforward tax losses, in the absence of expected utilization thereof in the foreseeable future.

The Company did not include a calculation of the theoretical tax due to the fact that the total tax expenses in the statements of operations are not material.

d.    Carryforward tax losses

The Company has carryforward tax losses (including carryforward research and development expenses) as of December 31, 2020, amounting to approximately $123 million. The tax losses do not expire under current tax legislation in Israel. Deferred tax assets have not been recognized in respect of these items since it is not probable that future taxable profit will be available against which the Company can utilize the benefits.

e.    Tax assessment

The Company has not received final tax assessments since its incorporation. The Company has self-assessments deemed to be final through the 2015 tax year.